                                                                     EXHIBIT 4.2

================================================================================

                                    Form of

                                  GARMIN LTD.

                                      and

                                UMB Bank, N.A.,

                                  Rights Agent


                                RIGHTS AGREEMENT

                                  Dated as of

                             _______________, 2000

================================================================================

                          GARMIN LTD. RIGHTS AGREEMENT
                               Table of Contents

Section 1.    Certain Definitions................................................................................   1
Section 2.    Appointment of a Rights Agent......................................................................   4
Section 3.    Certificates and Transfer of Rights................................................................   4
Section 4.    Form of Rights Certificates........................................................................   7
Section 5.    Countersignature and Registration..................................................................   8
Section 6.    Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or
              Stolen Rights Certificates.........................................................................   8
Section 7.    Exercise of Rights; Purchase Price; Expiration Date of Rights......................................   9
Section 8.    Cancellation and Destruction of Rights Certificates................................................  11
Section 9.    Reservation and Availability of Capital Shares.....................................................  11
Section 10.   Preferred Share Record Date........................................................................  13
Section 11.   Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights........................  13
Section 12.   Certificate of Adjusted Purchase Price or Number of Shares.........................................  20
Section 13.   Consolidation, Merger or Sale or Transfer of Assets or Earning Power...............................  21
Section 14.   Fractional Rights and Fractional Shares............................................................  23
Section 15.   Rights of Action...................................................................................  24
Section 16.   Agreement of Right Holders.........................................................................  24
Section 17.   Rights Certificate Holder Not Deemed a Shareholder.................................................  25
Section 18.   Concerning the Rights Agent........................................................................  25
Section 19.   Merger or Consolidation or Change of Name of Rights Agent..........................................  26
Section 20.   Duties of Rights Agent.............................................................................  27
Section 21.   Change of Rights Agent.............................................................................  29
Section 22.   Issuance of New Rights Certificates................................................................  30
Section 23.   Redemption and Termination.........................................................................  30
Section 24.   Notice of Certain Events...........................................................................  31
Section 25.   Notices............................................................................................  32
Section 26.   Supplements and Amendments.........................................................................  33
Section 27.   Successors.........................................................................................  33
Section 28.   Determination and Actions by the Board of Directors, etc...........................................  33
Section 29.   Benefits of this Agreement.........................................................................  34
Section 30.   Severability.......................................................................................  34
Section 31.   Governing Law......................................................................................  34
Section 32.   Counterparts.......................................................................................  35
Section 33.   Descriptive Headings...............................................................................  35
Exhibit A     Form of Resolutions of the Board of Directors
Exhibit B     Form of Rights Certificate
              Form of Assignment
              Certificate
              Notice
              Form of Election to Purchase
              Certificate
              Notice
Exhibit C     Summary of Rights to Purchase Preferred Shares

                                RIGHTS AGREEMENT
                                ----------------

     This Agreement, dated as of _______, 2000, between GARMIN LTD., a Cayman Islands company (the "Company"), and UMB Bank, N.A., a national banking
                      -------
association organized and existing under the laws of the United States of America, as rights agent (the "Rights Agent").
                               ------------

                              W I T N E S S E T H

     WHEREAS, the Board of Directors of the Company has authorized and declared a dividend of one Right (as defined herein) for each outstanding common share (as defined herein), of the Company at the close of business on _______________ (the "Record Date") and has authorized the issuance of one Right (as such number
      -----------
may hereinafter be adjusted pursuant to the provisions of Section 11 hereof) in
                                                          ----------
respect of each Common Share of the Company issued between the Record Date and the earlier of the Distribution Date, the Expiration Date or the Final Expiration Date (as such terms are hereinafter defined), each Right initially representing the right to purchase, under certain circumstances, 1/1,000ths of a Preferred Share (as defined herein), upon the terms and subject to the conditions hereinafter set forth (the "Rights");
                                       ------

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, and other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Rights Agent hereby agree as follows.

SECTION 1.  Certain Definitions.

     For purposes of this Agreement, the following terms have the meanings indicated.

     (a)  "Acquiring Person" shall mean any Person who, together with all
           ----------------
Affiliates or Associates of such Person, shall be the Beneficial Owner of a Substantial Block, whether or not such Person continues to be the Beneficial Owner of a Substantial Block, but shall not include: (i) the Company; (ii) any Subsidiary of the Company; (iii) any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person organized, appointed or established by the Company or by any Subsidiary of the Company for or pursuant to the terms of any such plan; (iv) Min H. Kao; (v) Gary L. Burrell; or (vi) a Person who, together with all Affiliates and Associates of such Person, would become an Acquiring Person solely as a result of a reduction of the number of Common Shares of the Company outstanding, including repurchases of outstanding Common Shares of the Company by the Company, which reduction increases the percentage of outstanding Common Shares of the Company beneficially owned by such Person until such Person, Affiliate or Associate shall thereafter become the Beneficial Owner of any additional Common Shares.

     (b)  "Adjusted Number of Shares" shall have the meaning given the term in
           -------------------------
Section 11(a)(iii) of this Agreement.
------------------

     (c)  "Adjusted Purchase Price" shall have the meaning given the term in
           -----------------------
Section 11(a)(iii) of this Agreement.
------------------

     (d)  "Affiliate" and "Associate" shall have the respective meanings
           ---------       ---------
ascribed to such terms in Rule 12b-2 of the Exchange Act as in effect on the date hereof.

     (e)  A Person shall be deemed the "Beneficial Owner" of and shall be
                                         ----------------
deemed to "beneficially own" any securities that:
           ----------------

          (i) Such Person, or any of such Person's Affiliates or Associates, beneficially owns, directly or indirectly (as determined pursuant to Rule 13d-3 of the Exchange Act);

          (ii) Such Person or any of such Person's Affiliates or Associates, directly or indirectly, has: (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing), or upon the exercise, conversion or exchange of rights, warrants or options, or otherwise, (provided, however, that a Person shall not be deemed the
                    --------  -------
     "Beneficial Owner" of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by such Person or any such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange and securities issuable upon the exercise of the Rights at any time prior to the occurrence of a Triggering Event); or (B) the right to vote or dispose of pursuant to any agreement, arrangement or understanding (whether or not in writing) provided, however, that a Person
                                               --------  -------
     shall not be deemed the Beneficial Owner or to beneficially own, any security under this clause (B) if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the Exchange Act and
     (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or

          (iii) Are beneficially owned, directly or indirectly, by any other Person with which such former Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in clause (B) of subparagraph (ii) of this paragraph (e)) or disposing of any securities of the Company;

provided, however, that nothing in this paragraph (e) shall cause a Person
--------
engaged in business as an underwriter of securities to be the "Beneficial Owner" of, or to "beneficially own," any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

     (f)  "Capital Share Equivalents" shall have the meaning given the term in
           -------------------------
Section 11(a)(iii) of this Agreement.
------------------

     (g)  "Business Day" shall mean any day other than a Saturday, Sunday, or a
           ------------
day on which banking institutions in the States of New York or Missouri are authorized or obligated by law or executive order to close.

     (h)  "Close of Business" on any given date shall mean 5:00 p.m., New York,
           -----------------
New York time, on such date, provided, however, if such date is not a Business
                             --------  -------
Day it shall mean 5:00 p.m. on the next succeeding Business Day.

     (i)  "Common Share" when used with reference to the Company shall mean the
           ------------
Common Share, $0.01 par value, of the Company as adjusted from time to time. "Common Share" when used with reference to any Person other than the Company shall mean the capital shares with the greatest voting power of such Person or the equity securities or other equity interest having power to control or direct the management of such Person.

     (j)  "Current Market Price" of the Common Shares shall have the meaning
           --------------------
given the term in Section 11(d)(i) of this Agreement.
                  ----------------

     (k)  "Current Market Price" of the Preferred Shares shall have the meaning
           --------------------
given the term in Section 11(d)(ii) of this Agreement.
                  -----------------

     (l)  "Distribution Date" shall have the meaning given the term in Section
           -----------------                                           -------
3(a) of this Agreement.
----

     (m)  "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended, or any successor thereto, and the rules and regulations promulgated thereunder, all as the same shall be amended from time to time.

     (n)  "Expiration Date" shall have the meaning given the term in
           ---------------
Section 7(a) of this Agreement.
------------

     (o)  "Final Expiration Date" shall have the meaning given the term in
           ---------------------
Section 7(a) of this Agreement.
------------

     (p)  "Permitted Offer" shall mean a tender offer or exchange offer that is
           ---------------
for all outstanding Common Shares of the Company at a price and on terms determined to be adequate prior to the purchase of shares under such tender offer or exchange offer, by at least 70% of the members of the Board of Directors of the Company, taking into account all factors that such directors deem relevant including, without limitation, prices that could reasonably be achieved if the Company or its assets were sold on an orderly basis designed to realize maximum value and otherwise in the best interests of the Company and its shareholders (other than the Person or any Affiliate or Associate thereof for whose benefit the offer is being made).

     (q)  "Person" shall mean any individual, firm, company, corporation,
           ------
limited liability company, partnership, joint venture, association, trust or other entity.

     (r)  "Preferred Shares" shall mean the Series A Preferred Shares, par value
           ----------------
$1.00 per share, of the Company having substantially the rights, powers and preferences set forth in the Resolutions of the Board of Directors attached hereto as Exhibit A, and, to the extent that there are not a sufficient number
          ---------
of Series A Preferred Shares authorized to permit the full exercise of the Rights, any other series of Preferred Shares of the Company designated for such purpose containing terms substantially similar to the terms of the Series A Preferred Shares.

     (s)  "Principal Party" shall have the meaning given the term in Section
           ---------------                                           -------
13(b) of this Agreement.
-----

     (t)  "Proration Factor" shall have the meaning given the term in Section
           ----------------                                           -------
11(a)(iii) of this Agreement.
----------

     (u)  "Rights Certificates" shall have the meaning given the term in Section
           -------------------                                           -------
3 of this Agreement.
-

     (v)  "Share Acquisition Date" shall mean the close of business on the tenth
           ----------------------
calendar day after the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to
Section 13(d) of the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such.

     (w)  "Securities Act" shall mean the Securities Act of 1933, as amended, or
           --------------
any successor thereto, and the rules, regulations, and forms promulgated thereunder, all as the same shall be amended from time to time.

     (x)  A "Subsidiary" of any Person shall mean any Person of whom a majority
             ----------
of the voting power of the voting equity securities or voting interests is owned or, directly or indirectly, by such former Person, or any Person which is otherwise controlled, directly or indirectly, by such former Person.

     (y)  "Substantial Block" shall mean a number of the Common Shares of the
           -----------------
Company that equals or exceeds 15 percent of the number of the Common Shares of the Company then outstanding.

     (z)  "Trading Days" shall have the meaning given the term in Section
           ------------                                           -------
11(d)(i) of this Agreement.
--------

     (aa)  "Triggering Event" shall mean any event described in
            ----------------
Section 11(a)(ii) or Section 13(a) of this Agreement.
-----------------    -------------

SECTION 2.  Appointment of a Rights Agent.

     The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3, hereof
                                                               ---------
shall prior to the Distribution Date also be the holders of the Common Shares of the Company) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable.

SECTION 3.  Certificates and Transfer of Rights.

     (a) Common Shares Outstanding on the Record Date. Until the earlier of (unless extended by the Board of Directors of the Company) (i) the Share Acquisition Date or (ii) the close of business on the tenth calendar day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) after the date of the commencement of, or first public announcement of the intent of any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any Person organized, appointed or established by the Company or any Subsidiary of the Company for or pursuant to the terms of any such plan) to commence (which intention to commence remains in effect for five business days after such announcement) a tender or exchange offer if, upon consummation thereof, such Person would be an Acquiring Person (including any such date that is after the date of this Agreement and prior to the issuance of the Rights) (the earlier of the dates in subsections (i) and (ii) hereof being herein referred to as the "Distribution Date"), the Rights will be evidenced (subject
                    -----------------
to the provisions of paragraph (b) of this Section 3) by the certificates for
                                           ---------
Common Shares of the Company (which certificates of such Common Shares of the Company shall be deemed also to be Rights Certificates), and not by separate Rights Certificates, and the right to receive Rights Certificates will be transferable only in connection with the transfer of such Common Shares (including a transfer to the Company). With respect to certificates for the Common Shares of the Company outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates for the Common Shares of the Company with or without a Summary of Rights attached thereto and the registered holders of the Common Shares of the Company shall also be the registered holders of the associated Rights. Until the earlier of the Distribution Date or the Expiration Date, the surrender or transfer (including a transfer to the Company) of any of the certificates for the Common Shares of the Company outstanding on the Record Date shall also constitute the transfer of the Rights associated with the Common Shares of the Company represented by such certificate. The Company will include with its next mailing, by third-class, postage prepaid mail, of its quarterly report to Shareholders, if any, a copy of a Summary of Rights, in substantially the form attached hereto as Exhibit C (the "Summary of Rights"). However, if such
                                   -----------------
mailing has not occurred by the expiration of 60 days after the expiration of the quarter in which this Agreement becomes effective, the Company will promptly mail the Summary of Rights separately, by first-class, postage prepaid mail, to each record holder of the Common Shares of the Company as of the close of business on the Record Date, at the address of such holder shown on the records of the Company and no such mailing shall be made with the Company's quarterly report to Shareholders.

     (b) Distribution of Separate Rights Certificates. As soon as practicable after the Distribution Date, the Rights Agent will send, by first-class, insured, postage prepaid mail, to each record holder of the Common Shares of the Company as of the close of business on the Distribution Date, at the address of such holder of Common Shares shown on the records of the Company, a separate Rights Certificate in substantially the form of Exhibit B attached hereto evidencing one Right for each Common Share of the Company so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per Common Share has been made pursuant to Section 11(p) hereof, at the
                                                  -------------
time of distribution of the Rights Certificate, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a)
                                                                   -------------
hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

     (c) Issuance of Additional Common Shares and Rights. Rights shall be issued in respect of all Common Shares of the Company issued (whether originally issued or later issued) after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date.

Certificates representing such Common Shares shall be deemed to be impressed on, printed on, written on or otherwise affixed to them the following legend:

     This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Garmin Ltd. and UMB Bank, N.A., as Rights Agent (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Garmin Ltd Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may expire or may be evidenced by separate certificates and will no longer be evidenced by this certificate. Under certain circumstances, Rights issued to, or which are or were beneficially owned by, Acquiring Persons or their Affiliates or Associates (as such terms are defined in the Rights Agreement) and any subsequent holder of such Rights may become null and void. In addition, Rights held by Persons other than an Acquiring Person may not be transferred to an Acquiring Person or certain other Persons.

Until the earlier of the Distribution Date or the Expiration Date, the Rights associated with the Common Shares of the Company represented by certificates containing the foregoing legend shall be evidenced by such certificates alone, and the surrender for transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Shares represented by such certificate.

     (d) Purchase of Common Shares by the Company. In the event that the Company purchases or acquires any of its Common Shares after the Record Date but prior to the Distribution Date, the Company shall not be entitled to exercise any Rights associated with the Common Shares so purchased or acquired. Upon reissuance of such Common Shares by the Company the Rights shall again attach to such Common Shares as set forth in Section 3(c) of this Agreement.
                                   ------------

     (e) Restriction on Transfers to Acquiring Persons. Notwithstanding anything in this Agreement to the contrary, no Right shall at any time be transferable or transferred, in one transaction or in a series of related transactions (including a tender offer or exchange offer), directly or indirectly (i) to any Person who is an Acquiring Person, (ii) to any Person in connection with a transaction or series of related transactions in which such Person becomes an Acquiring Person, (iii) to any Person who, as a result of such transfer, would beneficially own 15 percent or more of the Rights, or (iv) to any Affiliate or Associate of a Person referred to in any one or more of the foregoing clauses (i), (ii), or (iii). Any purported or attempted transfer of a Right on or after the Record Date in violation of the foregoing provisions (regardless whether such purported or attempted transfer shall be recorded on any transfer ledger) shall be null and void as of the date of the purported or attempted transfer without any further action on the part of the Company or the Rights Agent, and any Right that has been the subject of any such purported or attempted transfer shall for purposes of this Agreement and the Right Certificate be deemed to be held beneficially by the Person who attempted to make such purported or attempted transfer and, thereafter, shall continue to be exercisable by such Person or, in the case of a transfer not prohibited by this Agreement, such Person's transferee, for a like number of 1/l,000ths of a Preferred Share (or other securities, cash or other assets, as the case may be) pursuant to this

Agreement. The Company may require (or cause the Rights Agent or any transfer agent of the Company to require) any Person who submits a Right Certificate for transfer on the register of members or any other registry books or to exercise the Rights represented thereby to establish to the satisfaction of the Company, in its sole discretion, that such attempted transfer is not in violation of the provisions of this Section 3(e). The Company and the Right s Agent shall use all
                   ------------
reasonable efforts to insure the provisions of this Section 3(e) are complied
                                                    ------------
with, but shall have no liability to any holder of a Right Certificate or any other Person as a result of a failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees thereof.

SECTION 4.  Form of Rights Certificates.

     (a) Form of Certificate. The Rights Certificates (and the forms of election to purchase shares and of assignment to be printed on the reverse thereof) shall, subject to paragraph (a) of Section 3 of this Agreement, be
                                            ---------
substantially the same as Exhibit B hereto and may have such marks of
                          ---------
identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any Shares exchange on which the Rights may from time to time be listed, or to conform to usages. Subject to the provisions of Section
                                                                       -------
11 and Section 22 hereof, the Rights Certificates, whenever issued, shall be
--     ----------
dated as of the Record Date, and on their face shall entitle the holders thereof to purchase such number of 1/l,000ths of a Preferred Share as shall be set forth therein at the price per 1/1,000ths of a Preferred Share set forth therein (the "Purchase Price"), but the number of such shares and the Purchase Price shall be
 --------------
subject to adjustment as provided herein.

     (b) Notwithstanding any other provision of this Agreement, any Rights Certificate issued pursuant to Section 3 or Section 22 hereof that represent
                               ---------    ----------
Rights beneficially owned by (i) an Acquiring Person or any Associate or Affiliate thereof, (ii) a transferee of an Acquiring Person (or of any Associate or Affiliate of such Acquiring Person) who becomes a transferee after the Acquiring Person became such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate of such Acquiring Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding that has a primary purpose or effect avoidance of Section 7(e) hereof, any
                                                  ------------
Rights Certificate issued at any time to any nominee of such Acquiring Person, Associate or Affiliate, and any Rights Certificate issued pursuant to Section 6
                                                                      ---------
or Section 11 upon transfer, exchange, replacement or adjustment of any other
   ----------
Rights Certificate referred to in this sentence, shall contain the following legend:

     The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section
                                                                       -------
     7(e) of the Rights Agreement.
     ----

     The provisions of Section 7(e) of the Rights Agreement shall be operative
                       ------------
whether or not the foregoing legend is contained on any Rights Certificate.

SECTION 5.  Countersignature and Registration.

     (a) The Rights Certificates shall be executed on behalf of the Company by one of its authorized officers, either manually or by facsimile signature. The Rights Certificates shall be countersigned by the Rights Agent, either manually or by facsimile, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent, issued and delivered with the same force and effect as though the person who signed such Rights Certificate had not ceased to be such officer of the Company; and any Rights Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer. In case any authorized signatory of the Rights Agent who shall have countersigned any of the Right Certificates shall cease to be such signatory before delivery by the Company, such Rights Certificates, nevertheless, may be issued and delivered by the Company with the same force and effect as though the person who countersigned such Right Certificates had not ceased to be such signatory; and any Right Certificates may be countersigned on behalf of the Rights Agent by any person who, at the actual date of the countersignature of such Right Certificate, shall be a proper signatory of the Rights Agent to countersign such Right Certificate, although at the date of the execution of this Rights Agreement any such person was not such a signatory.

     (b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office or offices designated as the appropriate place for surrender of the Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates, and such other information as the Rights Agent deems appropriate in the circumstances.

SECTION 6. Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

     Subject to the provisions of Section 4(b), Section 7(e) and Section 14
                                  ------------  ------------     ----------
hereof, at any time after the close of business on the Distribution Date and at or prior to the close of business on the Expiration Date, any Rights Certificates may be transferred, split up or combined with or exchanged for any other Rights Certificates, entitling the registered holder to purchase a like number of 1/1,000ths of a Preferred Share (or following a Triggering Event, Common Shares, other securities or other assets, as may be necessary) as the Rights Certificate or Rights Certificates surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Rights Certificates to be transferred, split up, combined or exchanged at the principal office or offices of the Rights Agent designated for such purpose of the Rights Agent. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e) and Section 14 hereof,
                        ------------  ------------     ----------
countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company or the Rights Agent may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates.

     Upon receipt by the Rights Agent of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of a Rights Certificate, and in case of loss, theft or destruction, of indemnity or security of the Company and the Rights Agent reasonably satisfactory to the Rights Agent, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Rights Agent will make and deliver a new Rights Certificate of like tenor for delivery to the registered owner in lieu of the Rights Certificates so lost, stolen, destroyed or mutilated.

SECTION 7.  Exercise of Rights; Purchase Price; Expiration Date of Rights.

     (a)  Subject to Section 7(e) hereof, the registered holder of any Rights
                     ------------
Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii) and Section 23(a)
                            ------------  ------------------     -------------
hereof) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase on the reverse side thereof duly completed and executed, to the Rights Agent at the principal office of the Rights Agent or offices designated by the Rights Agent for such purposes, together with payment of the aggregate Purchase Price for the total number of 1/1,000ths of a Preferred Share (or other securities or assets, as may be necessary and authorized) as to which such surrendered Rights are exercised, at or prior to the close of business on the earlier of: (i) ________, 2010 (the "Final Expiration Date"); (ii) the date on which the Rights are
           ---------------------
redeemed as provided in Section 23; or (iii) the consummation of a transaction
                        ----------
contemplated by Section 13(d) hereof (such earlier date being herein referred to
                -------------
as the "Expiration Date").
        ---------------

     (b) The Purchase Price for each 1/1,000ths of a Preferred Share pursuant to the exercise of a Right shall initially be $_________, shall be subject to adjustment from time to time as provided in Section 11 and Section 13 hereof and
                                            ---------      ----------
shall be payable in accordance with paragraph (c) below.

     (c) Upon receipt of a Rights Certificate representing exercisable Rights with the form of election to purchase and the Certificate duly completed and executed, payment of the Purchase Price for the number of 1/1,000ths of a Preferred Share (or other securities or other assets, as the case may be) to be purchased and an amount equal to any applicable transfer tax, the Rights Agent shall thereupon, subject to Section 20(k), promptly:
                            -------------

          (i) (A) requisition from any transfer agent of the Preferred Shares (or make available, if the Rights Agent is serving in its separate capacity as the transfer agent for such Preferred Shares) a certificate for the total number of 1/1,000ths of a Preferred Share to be purchased, and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of Preferred Shares issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent a depositary receipt representing such number of 1/1,000ths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent with the depositary agent), and the Company hereby irrevocably authorizes the depositary agent to comply with such request;

          (ii) when appropriate, requisition from the Company the amount of cash, if any, to be paid in lieu of issuance of fractional shares in accordance with Section 14;
                     ----------

          (iii) promptly after receipt of such certificate or depositary receipt, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificates, registered in such name or names as may be designated by such holder; and

          (iv) when appropriate, after receipt promptly deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate.

The payment of the Purchase Price may be made: (i) in cash or by certified bank check or bank draft payable to the order of the Company, (ii) by delivery of a certificate or certificates (with appropriate Shares powers executed in blank attached thereto) evidencing a number of Common Shares equal to the then Purchase Price divided by the current market price (as determined pursuant to
Section 11(d) hereof) per Common Share on the Trading Date immediately preceding
-------------
the date of such exercise, or (iii) by a combination of (i) and (ii). In the event that the Company is obligated to issue securities, distribute property or pay cash pursuant to Section 11(a)(iii) hereof, the Company will make all
                     ------------------
arrangements necessary so that cash, property or securities are available for issuance, distribution or payment by the Rights Agent, if and when appropriate.

     (d) In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Rights Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.
                                                 ----------

     (e) Notwithstanding anything in this Agreement to the contrary, if there occurs the event set forth in Section 11(a)(ii), then any Rights that are or
                              -----------------
were beneficially owned by: (i) an

Acquiring Person or any Associate or Affiliate of such Acquiring Person; (ii) any subsequent holder of such Rights; (iii) a transferee of an Acquiring Person or of any Associate or Affiliate thereof who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which a majority of the Board has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this
Section 7(e) shall become or be (as the case may be) null and void with respect
------------
to the rights provided under Section 11(a)(ii) without any further action, and
                             ----------------
shall thereafter not provide any such holder with any rights whatsoever under this Agreement or otherwise. The Company shall use all reasonable efforts to insure that the provisions of this Section 7(e) and Section 4(b) hereof are
                                   ------------     ------------
complied with, but shall have no liability to any holder of Rights Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees thereof.

     (f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have: (i)
                  ---------
completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise; and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.

SECTION 8.  Cancellation and Destruction of Rights Certificates.

     All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange, if surrendered to the Company or to any of its agents, shall be delivered to the Rights Agent for cancellation or in canceled form, or if surrendered to the Rights Agent, then shall be canceled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Rights Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver a certificate of destruction thereof to the Company and shall destroy such canceled Rights Certificates in accordance with applicable laws and regulations.

SECTION 9.  Reservation and Availability of Capital Shares.

     The Company covenants and agrees that it will:

     (a) Cause to be reserved, through a statement of intention by the Board of Directors that such securities will be issued in relevant circumstances, out of its authorized and unissued Preferred Shares (and following the occurrence of a Triggering Event, out of its authorized and unissued Common Shares, other securities as provided herein or some combination thereof) the number of Preferred Shares or other securities as provided herein or some combination of such securities that will be sufficient to permit the exercise in full of all outstanding Rights whenever issued.

     (b) If the Preferred Shares (and following the occurrence of a Triggering Event, Common Shares and/or other securities) issuable upon the exercise of Rights are listed on any national securities exchange, use its best efforts to cause, from and after such time as the Rights become exercisable, all unissued shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

     (c) Use its best efforts to: (i) file, as soon as practicable following the first occurrence of the Distribution Date, a registration statement under the Securities Act with respect to the securities purchasable upon exercise of the Rights on an appropriate form; (ii) cause such registration statement to become effective as soon as practicable after such filing; (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the date of the expiration of the Rights; (iv) to otherwise comply with all requirements of the Securities Act and the Exchange Act applicable to the exercise of the Rights and issuance of the securities upon such exercise; and (v) take promptly such action as may be appropriate under the blue sky or securities laws of the States such laws of which would be applicable to the Rights and the exercise thereof in order for the securities issuable upon exercise of the Rights to be offered, sold and delivered in accordance with such laws. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualifications in such jurisdiction shall have been obtained.

     (d) Take all such action as may be necessary to ensure that all 1/1,000ths of the Preferred Shares (and following the occurrence of a Triggering Event, the other securities as permitted herein) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and non-assessable.

     (e) Pay when due and payable any and all state, federal and foreign transfer taxes and charges which may be payable in respect of the issuance or delivery of the Rights Certificates or of any certificates for a number of 1/1,000ths of the Preferred Shares (or other securities, as the case may be) upon the exercise of Rights all costs and expenses incurred in connection with the obligations set forth in this Section 9. The Company shall not, however, be
                                  ---------
required: (i) to pay any transfer tax that may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of a number of certificates for whole or fractional Preferred Shares (or other securities, as the case may be) in a name other than that of the registered holder of the Rights Certificate evidencing Rights surrendered for exercise; or (ii) to issue or deliver any certificates for whole or fractional Preferred Shares upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.

     (f) The Company agrees to provide to the Rights Agent, immediately following the later to occur of an event described in Section 11(a)(i)(B) or
Section 13 hereof or the Distribution Date, an opinion of counsel reasonably acceptable to the Rights Agent that the Common Shares underlying the Rights have been or are being properly registered under the Securities Act and all securities or "blue sky" laws of the various states, as applicable, or in the alternative, the Rights are not subject to registration under the Securities Act and/or any securities or "blue sky" laws of the various states.

SECTION 10.    Preferred Share Record Date.

     Each person in whose name any certificate for any whole or fractional Preferred Share (or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such Preferred Shares (or other securities, as the case may be) represented thereby, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided,
                                                                    --------
however, that if the date of such surrender and payment is a date upon which the
-------
Preferred Share (or other securities, as the case may be) transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares on, and such certificates shall be dated, the next succeeding business day on which such transfer books for such securities are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights as a shareholder of the Company with respect to shares for which the Rights may be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company except as provided herein.

SECTION 11. Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights.

     The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.
                 ----------

     (a)  In the event that:

          (i) Changes in the Preferred Shares. The Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Shares payable in shares of the Preferred Shares, (B) subdivide the outstanding Preferred Shares, (C) combine the outstanding Preferred Shares into a smaller number of shares or (D) issue any shares of its capital shares in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving company), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, then the Purchase
                      -------------     ------------
     Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of Preferred Shares (or other securities, as the case may be), issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon the payment of the Purchase Price then in effect, the aggregate number (whether whole or fractional) and kind of securities that if such Right had been exercised immediately prior to such date and at a time when the Preferred Share transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs that would require an adjustment under both this Section 11(a)(i)
                                                             ----------------
     and Section 11(a)(ii) hereof, the adjustment provided for in this Section
         -----------------                                             -------
     11(a)(i) shall be in addition to, and shall be made prior to any adjustment
     --------
     required pursuant to Section 11(a)(ii).
                          -----------------

          (ii) Determination of Preferred Shares. Any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any of its subsidiaries or any Person holding securities of the Company organized, appointed or established by the Company or any of its subsidiaries for or pursuant to the terms of any such plan), alone or together with its Affiliates and Associates, shall become an Acquiring Person (except pursuant to a Permitted Offer), then proper provisions shall be made so that each holder of a Right, except as provided in Section 7(e)
                                                                   ------------
     hereof, shall, for a period of 60 days after the effective date of an appropriate registration statement filed pursuant to Section 9 hereof, have
                                                          ---------
     a right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, such number of whole or fractional Preferred Shares (or if the Board determines prior to the Distribution Date, such number of Common Shares of the Company in lieu of the Preferred Shares) as shall equal the result obtained by multiplying the then current Purchase Price by the then number of 1/1,000ths of a Preferred Share (or such Common Share) for which a Right is exercisable immediately prior to the occurrence of such Section 11(a)(ii) event then dividing that
                                     -----------------
     product (which, following such first occurrence, shall thereafter be referred to as the Purchase Price for each Right and for all other purposes of this Agreement) by 50 percent of the current market price per one share of the Preferred Shares (or Common Shares of the Company, as the case may
     be) (determined pursuant to Section 11(d)) on the date of the first
                                 -------------
     occurrence of the event set forth in this subparagraph (ii) (such number of
                                               -----------------
     shares being referred to as the "Adjustment Shares").
                                      -----------------

          (iii) Insufficient Preferred Shares. There shall not be sufficient unissued Preferred Shares (or Common Shares of the Company as provided for in Section 11(a)(ii) hereof) to permit the exercise in full of all the
        -----------------
     outstanding Rights in accordance with the foregoing subparagraph (ii) and the Rights become so exercisable, notwithstanding any other provision of this Agreement, to the extent necessary and permitted by applicable law, each Right shall thereafter represent the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement: (A) shares (whether whole or fractional) of Common Shares of the Company that may permissibly be issued; (B) a number (whether whole or fractional) of other equity securities of the Company (or in the discretion of the Board of Directors of the Company, debt) including, but not limited to, whole or fractional shares of preferred shares of the Company other than the Preferred Shares (such alternative securities of the Company being referred to as "Capital Share Equivalents"); or (C) some
                                   -------------------------
     combination of (A), (B) and the Preferred Shares, that, in the case of (A),
     (B) or (C), the Board of Directors of the Company has determined to have the same aggregate current market value as determined based upon advice of a nationally recognized investment banking firm selected by a majority of the Board and/or pursuant to Section 11(d)(i) and (ii) hereof, to the
                                  -------------------------
     extent applicable as the aggregate value of the Preferred Shares if there were available for issuance sufficient shares of Preferred Shares; provided, however, if there are unavailable sufficient Preferred Shares or
     --------  -------
     Capital Share Equivalents, then the Company shall, to the extent permitted by applicable law, promptly take all such action as may be necessary to authorize additional Preferred Shares or Capital Share Equivalents for issuance upon exercise of the Rights, including the calling of a meeting of shareholders; and provided, further, that if the Company is
                                       --------  -------
     unable to cause sufficient Preferred Shares or Capital Share Equivalents to be available for issuance upon exercise in full of all of the outstanding Rights, then each Right shall thereafter represent the right to receive the Adjusted Number of Shares upon exercise of the Adjusted Purchase Price (as such terms are hereinafter defined). As used herein, the term "Adjusted
                                                                    --------
     Number of Shares" shall be equal to that number of whole or fractional
     ----------------
     Preferred Shares (or Capital Share Equivalents) equal to the product of (A) the number of Adjustment Shares and (B) a fraction, the numerator of which is the number of Preferred Shares (or Capital Share Equivalents) available for issuance upon exercise of the Rights and the denominator of which is the aggregate number of Adjustment Shares otherwise issuable upon exercise in full of all Rights (assuming there were a sufficient number of Preferred Shares (or Capital Share Equivalents as the case may be) available) (such fraction being referred to as the "Proration Factor"). The "Adjusted
                                        ----------------         --------
     Purchase Price" shall mean the product of the Purchase Price and the
     --------------
     Proration Factor. The Board of Directors may, but shall not be required to, establish procedures to allocate the right to receive Preferred Shares and other Capital Share Equivalents upon exercise of the Rights among holders of Rights.

     (b) Preferred Share Rights or Warrants. In case the Company shall fix a record date for the issuance of rights or warrants to all holders of Preferred Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Shares (or Securities convertible into the Preferred Shares or similar preferred shares) at a price per Preferred Share (or having a conversion price per Preferred Share, if a security convertible into Preferred Shares) less than the current market price per Preferred Share (as defined in Section 11(d) hereof) on such record date,
                                   -------------
then the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction the numerator of which shall be the number of shares of Preferred Shares (whether whole or fractional) outstanding on such record date plus the number of Preferred Shares that the aggregate offering price of the total number of Preferred Shares and/or similar preferred shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of Preferred Shares (whether whole or fractional) outstanding on such record date plus the number of additional Preferred Shares (whether whole or fractional) and/or similar preferred shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid in part or all in a form other than cash, then the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the Holders of the Rights. Preferred Shares (whether whole or fractional) owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price that would then be in effect if such record date has not been fixed.

     (c) Distributions on the Preferred Shares. In case the Company shall fix a record date for the making of a distribution to all holders of Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing company) of evidences of indebtedness, assets (other than a regular periodic cash dividend at a rate not in excess of 125 percent of the rate of the last cash dividend theretofore paid out of the earnings or retained earnings of the Company or a dividend payable in Preferred Shares (but including any dividend payable in shares other than Preferred Shares)), securities or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), then the Purchase Price to be in
                     -------------
effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction the numerator of which shall be the current market price per Preferred Share (as defined in Section 11(d) hereof) on such record date, less the fair market value
           -------------
(as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the Holders of the Rights) of the portion of the assets, evidences of indebtedness, securities, subscription rights or warrants so to be distributed and applicable to one Preferred Share and the denominator of which shall be such current market price per Preferred Share (as determined pursuant to Section 11(d) hereof). Such adjustments shall
                                 -------------
be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

     (d) Determination of Current Market Price. For the purpose of any computation hereunder:

          (i)   The "current market price" per Common Share on any date shall be
                     --------------------
     deemed to be for purposes other than Section 11 (a)(iii) hereof the average
                                          -------------------
     of the daily closing prices per share of such Common Shares for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date and for purposes of Section 11(a)(iii) hereof, the
                                            ------------------
     average of the daily closing prices per share of such Common Shares for the 10 consecutive Trading Days immediately prior to that date; provided,
                                                                 --------
     however, that in the event that the current market price per share of
     -------
     Common Shares is determined during the period following the announcement by the issuer of such Common Shares of (A) a dividend or distribution on such Common Shares payable in shares of such Common Shares or securities convertible into shares of such Common Shares (other than the Rights), or
     (B) any subdivision, combination or reclassification of such Common Shares, and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, shall not have occurred prior to the commencement of the requisite 30 or 10 Trading Day period, then, and in each such case, the current market price shall be appropriately adjusted to reflect the current market price per Common Share Equivalent. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the Common Shares are listed or admitted to trading or, if the Common Shares are not listed or admitted to trading on any national securities exchange, the last sale price or, if not so reported, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System (the "NASDAQ System") or such other system then
                                      -------------
     in use, or, if on any such date the Common Shares are not quoted by such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Shares selected by the Board of Directors of the Company. If on any such date no market maker is making a market in the Common Shares, the fair value of such Common Shares on such date shall be as determined in good faith by a majority of the Board (or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by such majority). The term "Trading Day" shall mean a day on
                                           -----------
     which the principal national securities exchange on which the Common Shares are listed or admitted for trading is open for the transaction of business or, if the Common Shares are not listed or admitted for trading on any national securities exchange, a Business Day on which securities were traded in the over-the-counter market. If the Common Shares are not publicly held or not so listed or traded, "current market price" per share
                                                --------------------
     shall mean the fair value per share as determined in good faith by the Board of Directors, or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

          (ii)  The "current market price" per Preferred Share shall be
                    --------------------
     determined in the same manner as set forth above for the Common Shares in clause (i) of this Section 11(d) (other than the last sentence thereof).
                        -------------
     If the current market price per Preferred Share cannot be determined in the manner provided above or if the Preferred Shares are not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d),
                                                                  -------------
     the "current market price" per share of Preferred Shares shall be
          --------------------
     conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as Shares splits, Shares dividends and recapitalization with respect to the Common Shares occurring after the date of this Agreement) multiplied by the current market price per Common Share. If neither the Common Shares nor the Preferred Shares is publicly held or so listed or traded, "current market price" per Preferred Share
                                   --------------------
     shall be determined in the same manner as set forth in the last sentence of

     Section 11(d)(i).  For all purposes of this Agreement, the "current market
     ----------------                                            --------------
     price" of 1/1,000ths of a Preferred Share shall be equal to the "current
     -----                                                            -------
     market price" of one Preferred Share divided by 1,000.
     ------------

     (e) Limitation on Adjustment on Purchase Price. Notwithstanding anything herein to the contrary, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1 percent in such price; provided, however, that any adjustments that by reason of
                       --------  -------
this Section 11(e) are not required to be made shall be carried forward and
     -------------
taken into account in any subsequent adjustment.  All calculations under this
Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of
----------
a share as the case may be. Notwithstanding the first sentence of this Section
                                                                       -------
11(e), any adjustment required by this Section 11 shall be made no later than
-----                                  ----------
the earlier of (i) three years from the date of the transaction which mandates such adjustment or (ii) the Expiration Date.

     (f)  If, as a result of an adjustment made pursuant to Section 11(a), the
                                                            -------------
holder of any Right thereafter exercised shall become entitled to receive any Capital Share Equivalents or other shares of capital shares of the Company other than Preferred Shares, thereafter the number of such other shares so receivable upon exercise of any Right and the payment Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Section 11(a) through (o),
                                                  -------------------------
inclusive, and the provisions of Sections 7, 9, 10, 13 and 14 with respect to
                                 ----------------------------
the Preferred Shares shall apply on like terms to any such other shares.

     (g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of 1/1,000ths of a Preferred Share purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

     (h)  Unless the Company shall have exercised its election as provided in
Section 11(i) hereof, upon each adjustment of the Purchase Price as a result of
-------------
the calculations made in Sections 11(b) and (c) hereof, each Right outstanding
                         ----------------------
immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of 1/1,000ths of a Preferred Share (calculated to the nearest ten-thousandth) obtained by (i) multiplying (x) the number of 1/1,000ths of a share covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

     (i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights in lieu of any adjustment in the number of 1/1,000ths of a Preferred Share purchasable upon the exercise of a Right. Each of the Rights outstanding, after such adjustment of the number of Rights, shall be exercisable for the number of 1/1,000ths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after the adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any date thereafter, but, if the Rights Certificates have been issued, shall be at least 10 Business Days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as
                        -------------
practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14, the
                                                               ----------
additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

     (j) Irrespective of any adjustment or change in the Purchase Price or the number of 1/1,000ths of a Preferred Share issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per 1/1,000ths of a share and the number of 1/l,000ths of a share that were expressed in the initial Rights Certificates issued hereunder and if so, shall not affect in any way the adjustments or changes required under this Agreement.

     (k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then stated value, if any, of the number of 1/1,000ths of a Preferred Share issuable upon exercise of the Rights, the Company shall take any corporate action that may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable such number of 1/1,000ths of such Preferred Share at such adjusted Purchase Price.

     (l)  In any case in which this Section 11 shall require that an adjustment
                                    ----------
in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of 1/1,000ths of Preferred Shares and Capital Share Equivalents, if any, issuable upon such exercise over and above the number of 1/1,000ths of Preferred Shares and other capital shares or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a
            --------  -------
due bill or other appropriate instrument evidencing such holder's right to receive such additional shares (fractional or otherwise) or other securities upon the occurrence of the event requiring such adjustment.

     (m)  Notwithstanding anything in this Section 11 to the contrary, the
                                           ----------
Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to
                                                         ----------
the extent that in their good faith judgment the Board of Directors of the Company shall determine to be advisable in order that any (i) consolidation or subdivision of Preferred Shares, (ii) issuance wholly for cash of any shares of Preferred Shares at less than the current market price, (iii) issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, (iv) share dividends, or (v) issuance of rights, options or warrants referred to hereinabove in this Section 11,
                                                               ----------
hereafter made by the Company to holders of its Preferred Shares shall not be taxable to such shareholders.

     (n) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23 or Section 26 hereof, take (nor will
                                 ----------    ----------
it permit any of its subsidiaries to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

     (o) The Company covenants and agrees that it shall not, at any time after the Distribution Date (other than in a transaction or series of transactions that comply with Section 11(n) hereof): (i) consolidate with; (ii) merge with or
                 -------------
into; or (iii) sell or transfer (or permit any of its subsidiaries to sell or transfer), in one or more transactions, assets or earning power aggregating more than 50 percent of the assets or earning power of the Company and its subsidiaries (taken as a whole) to any other Person if at the time of or immediately after such consolidation, merger or sale there are any rights, warrants, other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

     (p) Notwithstanding anything in this Agreement to the contrary, in the event that the Company shall at any time after the Record Date and prior to the Distribution Date: (i) declare a dividend on the outstanding Common Shares of the Company payable in shares of Common Shares of the Company, (ii) subdivide the outstanding Common Shares of the Company, or (iii) combine the outstanding Common Shares of the Company into a smaller number of shares, then the number of Rights associated with each Common Share of the Company then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each Common Share of the Company following any such event shall equal the result obtained by multiplying the number of Rights associated with each Common Share of the Company immediately prior to such event by a fraction, the numerator of which shall be the total number of Common Shares of the Company outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of Common Shares of the Company outstanding immediately following the occurrence of such event.

     (q)  The exercise of Rights under Section 11(a)(ii) shall only result in
                                       -----------------
the loss of rights under Section 11(a)(ii) to the extent so exercised and shall
                         -----------------
not otherwise affect the rights provided for under this Agreement, including the rights provided for by Section 13.
                       ----------

     (r) Notwithstanding any other provision of this Agreement to the contrary, if the Company determines that a registration statement filed pursuant to
Section 9(c) hereof is required to be amended or supplemented to continue to
------------
comply with the Securities Act, then the Company may suspend the exercisability of the Rights and shall promptly after such determination take all necessary steps to cause to be effective such amended or supplemented registration statement. Immediately following such determination to amend or supplement such registration statement, and immediately following the time such amended or supplemented registration statement shall become effective, the Company shall publicly announce the suspension of the exercisability of the Rights or the termination of such suspension.

SECTION 12.    Certificate of Adjusted Purchase Price or Number of Shares.

     Whenever an adjustment is made as provided in Section 11 and Section 13
                                                   ----------     ----------
hereof, the Company shall: (a) promptly prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment; (b) promptly file with the Rights Agent and with each transfer agent for the Preferred Shares and the Common Shares copy of such certificate; and (c) mail a brief summary thereof to each holder of a Rights Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing Common Shares) in accordance with Section 25 hereof. The Rights Agent shall be
                                  ----------
fully protected in relying on any such certificate and on any adjustment therein contained and shall not be obligated or responsible for calculating any adjustment nor shall it be deemed to have knowledge of such adjustments unless and until it shall have received such certificate.

SECTION 13.    Consolidation, Merger or Sale or Transfer of Assets or Earning
Power.

     (a) Effect on Rights. In the event that, following the Share Acquisition Date, directly or indirectly: (x) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) hereof) and the Company shall not
                               -------------
be the surviving or continuing company of such consolidation or merger; (y) any Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) hereof) shall consolidate with, or merge with or into, the
     -------------
Company, and the Company shall be the continuing or surviving company of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding Common Shares of the Company shall be changed into or exchanged for Shares or other securities of any other Person or cash or any other property; or (z) the Company shall sell or otherwise transfer (or one or more of its subsidiaries shall sell or otherwise transfer), in one transaction, or a series of related transactions, assets or earning power aggregating more than 50 percent of the assets or earning power of the Company and its subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions each of which complies with Section 11(o) hereof), then, and in each such case
                            -------------
(except as may be contemplated by Section 13(d) hereof), proper provision shall
                                  -------------
be made so that:  (i) each holder of a Right (except as provided in Section 7(e)
                                                                    ------------
hereof) shall thereafter be entitled to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, such number of shares of validly authorized and issued, fully paid, non-assessable and freely tradable Common Shares of the Principal Party (as hereinafter defined), not subject to any liens, encumbrances, rights of call or first refusal, or other adverse claims as shall be equal to the result obtained by (A) multiplying the then current Purchase Price by the then number of 1/1,000ths of a Preferred Share for which a Right is then exercisable immediately prior to the first occurrence of any of the events described in subsections (x), (y) or (z) of this paragraph (a) of Section 13 (each a "Section
                                                     ----------          -------
13 Event") (or, if an event described in Section 11(a)(ii) (each a "Section
--------                                 -----------------          -------
11(a)(ii) Event") has occurred prior to the first occurrence of a Section 13
---------------
Event, multiplying the number of such 1/1,000ths of a share for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event) by the Purchase Price in effect immediately prior to such first occurrence, and (B) dividing that product (which following the first occurrence of a Section 13 Event, shall be referred to as the "Purchase Price" for each
                                                    --------------
Right and for all purposes of the Agreement) by 50 percent of the current market price per Common Share of such Principal Party (determined in the manner described in Section 11(d)(i) hereof) on the date of consummation of such
             ----------------
Section 13 Event; (ii) the Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term "Company" shall
                                                           -------
thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof apply to such Principal Party
                                ----------
following the first occurrence of a Section 13 Event; and (iv) such Principal Party shall take such steps (including, but not limited to, the authorization and reservation of a sufficient number of its Common Shares) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its Common Shares thereafter deliverable upon the exercise of the Rights.

     (b)  Definition of Principal Party.  The term "Principal Party" shall mean:
                                                    ---------------

          (i)   in the case of any transaction described in subsection (x) or
     (y) of paragraph (a) of this Section 13, the Person that is the issuer of
                                  ----------
     any securities into which Common Shares of the Company are converted in such merger or consolidation, and if no securities are so issued, the Person that is the other party to the merger or consolidation; or

          (ii) in the case of any transaction described in subsection (z) of paragraph (a) of this Section 13, the Person that is the party receiving
                           ----------
     the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions;

provided, however, that in any such case, (x) if the Common Shares of such
--------  -------
Person are not at such time and have not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Shares of which is and has been so registered, "Principal Party" shall refer to such other
                                ---------------
Person the Common Shares of which are so registered; (y) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Shares of all of which are and have been so registered, "Principal Party" shall refer
                                                  ---------------
to whichever of such Persons is the issuer of the Common Shares having the greatest market value of shares held by the public, and (z) in case such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in (x) and (y) above shall apply to each of the chains of ownership having an interest in such joint venture as if such party were a "Subsidiary" of both or all of such joint venturers and the Principal Parties in each such chain shall bear the obligations sat forth in this Section 13 in the
                                                             ----------
same ratio as their direct or indirect interests in such Person bear to the total of such interests.

     (c) Limitation on Consummation of Mergers. The Company shall not consummate any such consolidation, merger, sale or transfer unless the Principal Party shall have a sufficient number of authorized Common Shares that have not been issued or reserved for issuance to permit the exercise in full of all of the Outstanding Rights in accordance with this Section 13 and unless prior
                                               ----------
thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon
                                  ----------
as practicable after the date of any consolidation, merger or sale of assets mentioned in paragraph (a) of this Section 13, the Principal Party will:
                                   ----------

          (i) prepare and file a registration statement under the Securities Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing, and (B) will use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the date of expiration of the Rights and will use its best efforts to comply with all applicable State blue sky and other securities laws; and

          (ii) deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration under the Exchange Act.

The provisions of this Section 13 shall similarly apply to successive mergers or
                       ----------
consolidations or sales or other transfers. In the event that a Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).
                                       -------------

  (d) Permitted Offers. Notwithstanding anything in this Agreement to the contrary, Section 13 shall not be applicable to a transaction described in
          ----------
subsections (x) and (y) of paragraph (a) of this Section 13 if: (i) such
                                                 ----------
transaction is consummated with a Person or Persons who acquired Common Shares pursuant to a Permitted Offer (or a wholly owned subsidiary of any such Person or Persons); (ii) the price per Common Share of the Company offered in such transaction is not less than the price per Common Share of the Company paid to all holders of Common Shares of the Company whose shares were purchased pursuant to such Permitted Offer; and (iii) the form of consideration being offered to the remaining holders of Common Shares of the Company pursuant to such transaction is the same as the form of consideration paid pursuant to such Permitted Offer. Upon consummation of such transaction contemplated by this paragraph (d), all Rights hereunder shall expire.

SECTION 14.    Fractional Rights and Fractional Shares.

  (a)  Issuance of Fractional Rights. The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date in accordance with Section 11(p) hereof, or to distribute Rights Certificates that evidence
     -------------
fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the
     -------------
closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the NASDAQ System or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date shall be as determined in good faith by the Board, or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by such majority.

     (b) Issuance of Certain Fractional Shares of Preferred Shares. The Company shall not be required to issue fractions of Preferred Shares (other than fractions that are integral multiples of 1/1,000ths of a Preferred Share) upon exercise of the Rights or to distribute certificates which evidence fractional shares (other than fractions that are integral multiples of 1/1,000ths of a Preferred Share). In lieu of fractional shares that are not integral multiples of 1/1,000ths of a Preferred Share, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of 1/1,000ths of a Preferred Share. For purposes of this Section 14(b),
                                                                -------------
the current market value of 1/1,000ths of a Preferred Share shall be 1/1,000ths of the closing price of a Preferred Share (as determined pursuant to Section
                                                                     -------
11(d)(ii)) for the Trading Day immediately prior to the date of such exercise.
----------

     (c) Following the occurrence of a Triggering Event the Company shall not be required to issue fractions of shares of its Common Shares upon exercise of the Rights or to distribute certificates which evidence fractional shares of such Common Shares. In lieu of fractional shares of such Common Shares, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one (1) Common Share of the Company. For purposes of this Section 14(c), the current market value of one Common Share
                 -------------
shall be the closing price of one Common Share (as determined pursuant to
Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of
---------------
such exercise.

     (d) The holder of a Right by the acceptance of the Right expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right except as permitted by this Section 14.
                                                ----------

SECTION 15.    Rights of Action.

     All rights of action in respect of this Agreement are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Shares), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.

SECTION 16.    Agreement of Right Holders.

     Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agents and with every other holder of a Right that:

     (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares;

     (b) after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed;

     (c)  subject to Section 6(a), Section 7(e) and Section 7(f) hereof, the
                     ------------  ------------     ------------
Company and the Rights Agent may deem and treat the Person in whose name the Rights Certificate (or, prior to the Distribution Date, the associated Common Share certificate) is registered on the registration books of the Company as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Share certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e) hereof, shall be required to
                                       ------------
be affected by any notice to the contrary; and

     (d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use its best
                                --------  -------
efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

SECTION 17.    Rights Certificate Holder Not Deemed a Shareholder.

     No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of Preferred Shares or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 24), or to receive
                                                      ----------
dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificates shall have been exercised in accordance with the provisions hereof.

SECTION 18.    Concerning the Rights Agent.

     (a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability or expense incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the cost and expenses of defending against any claim of liability in the premises and reasonable counsel fees and expenses. The indemnification provided herein shall survive the expiration of the Rights and the termination of this Agreement.

     (b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Rights Certificate or certificate for the Common Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons or otherwise upon the advice of counsel as set forth in Section 20 hereof.

     (c) Anything in this Agreement to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

SECTION 19.    Merger or Consolidation or Change of Name of Rights Agent.

     (a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation, succeeding to the corporate trust, share transfer or other shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided, however, that
                                                      --------  -------
such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor
                        ----------
Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificate so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates in its name as the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

     (b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

SECTION 20.    Duties of Rights Agent.

     The Rights Agent undertakes only the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound and no implied duties shall be read into this Agreement against the Rights
Agent:

     (a) The Rights Agent may consult with the legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

     (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the President, any Vice President, the Treasurer, any assistant Treasurer, the Secretary, or any assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

     (c) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

     (d) The Rights Agent shall not be liable for, or by reason of, any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates (except as to its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

     (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11 or
                                                                   ----------
Section 13 hereof or be responsible for the manner, method or amount of any such
----------
adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Common Shares or Preferred Shares to be issued pursuant to this Agreement or any Rights Certificate or as to whether any of the Common Shares or Preferred Shares will, when so issued, be validly authorized and issued, fully paid and non-assessable.

     (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may be reasonably required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

     (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the President, the Chief Financial Officer, any Vice President, the Treasurer, any assistant Treasurer, the Secretary, or any assistant Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer. Any application by the Rights Agent for written instructions from the Company with respect to any matter about which the Rights Agent is reasonably uncertain as to its responsibilities hereunder, may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any such officer of the Company actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

     (h) The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

     (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct provided that reasonable care was exercised in the selection and continued employment thereof.

     (j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

     (k) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicated an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise of transfer without receiving written instructions of the Company.

     (l) The Rights Agent shall have no responsibility to the Company, holders of Rights, any holders of Common Shares or any holders of Preferred Shares for interest or earnings or any monies held by the Rights Agent pursuant to and in compliance with this Agreement.

     (m) The Rights Agent shall not be required to take notice or been deemed to have notice of any fact, event or determination (including, without limitation, any dates or events defined in this Agreement or the designation of any Person as an Acquiring Person, Affiliate or Associate) under this Agreement unless and until the Rights Agent shall be specifically notified in writing by the Company of such fact, event or determination, and all notices shall be effective if given in accordance with Section 25 hereof, and in the absence of such notice the Rights Agent may conclusively assume that no such event or condition exists.

SECTION 21.    Change of Rights Agent.

     The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement and upon 30 days notice in writing mailed to the Company and to each transfer agent of the Preferred Shares and the Common Shares by registered or certified mail, and to the holders of the Rights Certificates by first class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Preferred Shares and the Common Shares by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then the registered holder of any Rights Certificate or the resigning Rights Agent may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be: (i) a corporation organized, existing and doing business under the laws of the United States or of any state of the United States, in good standing, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million; or (ii) an Affiliate of a corporation described in clause (i) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed and the duties and obligations of the resigning Rights Agent shall cease and terminate; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Preferred Shares and the Common Shares, and mail a notice thereof in writing to the registered holders of the Rights Certificates.
Failure to give any notice
provided for in this Section 21, however, or any defect therein, shall not
                     ----------
affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

SECTION 22.    Issuance of New Rights Certificates.

     Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price per share and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement.
In addition, in connection with the issuance or sale of Common Shares of the Company following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to such Common Shares so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement granted or awarded prior to or as of the Distribution Date, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors of the Company, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate
                       --------  -------
shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificates would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

SECTION 23.    Redemption and Termination.

     (a) The Board of Directors of the Company may, at its option, at any time prior to 5:00 p.m., New York, New York time, on the earlier of (x) the Share Acquisition Date (or if the Share Acquisition Date shall have occurred prior to the Record Date, the close of business on the tenth day following the Record
Date) or (y) the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.01 per Right as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"), provided, however, that if,
                                ----------------    --------  -------
following the occurrence of a Share Acquisition Date but prior to any event described in Section 13(a), either (x) in connection with any event specified in
             -------------
Section 13(a) in which all holders of Common Shares are treated alike and not
-------------
involving (other than as a holder of Common Shares being treated like all other such holders) an Acquiring Person or an Affiliate or Associate of an Acquiring Person or any other person in which such Acquiring Person, Affiliate or such Associate has any interest, or any other Person acting directly or indirectly on behalf of or in association with any such Acquiring Person, Affiliate or Associate, or (y) following the occurrence of an event set forth in, and the expiration of any period during which the holders of Rights may exercise the Rights under, Section 11(a)(ii) if each of the following shall have occurred and
              -----------------
remain in effect: (i) such Section 11(a)(ii) Event shall be deemed inadvertent as determined by the Board in its discretion taking into account all such factors as the Board deems relevant; (ii) a Person who is an Acquiring Person shall have transferred or otherwise disposed of a number of Common Shares in a transaction, or series of transactions, which did not result in the occurrence of a Triggering Event such that such Person is thereafter a Beneficial Owner of 10 percent or less of the outstanding Common Shares of the Company, (iii) there are no other Persons, immediately following the occurrence of the event described in clause (ii) hereof, who is Acquiring Persons, and (iv) the transfer or other disposition described in clause (ii) hereof, above was other than pursuant to a transaction, or series of transactions, which directly or indirectly involved the Company or any of its Subsidiaries, then the right of redemption shall be reinstated and thereafter be subject to the provisions of this Section 23.
                                                ----------

     (b) Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. Promptly after the action of the Board of Directors ordering the redemption for the Rights, the Company shall file with the Rights Agent evidence of such action by the Board of Directors and shall give notice of such redemption to the holders of the then outstanding Rights by mailing such notice to each such holder at such holder's last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the Transfer Agent for the Common Shares of the Company. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23, and other than in connection with the
                               ----------
purchase of Common Shares of the Company prior to the Distribution Date.

SECTION 24.    Notice of Certain Events.

     (a) In case the Company shall propose at any time following the Distribution Date: (i) to pay any dividend payable in stock of any class to the holders of Preferred Shares or to make any other distribution to the holders of Preferred Shares (other than a regular periodic cash dividend at a rate not in excess of 125 percent of the rate of the last cash dividend theretofore paid);
(ii) to offer to the holders of Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of any class or any other securities, rights or options; (iii) to effect any reclassification of Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares); (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction or transactions that comply with Section 11(o) hereof); (v) to
                                             -------------
effect any sale or other transfer (or to permit one or more of its subsidiaries to effect any sale or other transfer), in one or more transactions, of more than 50 percent of the assets or earning power of the Company and its subsidiaries (taken as a whole) to, any other Person (other than a Subsidiary of the Company in a transaction or transactions that comply with Section 11(o) hereof); or (vi)
                                                  -------------
to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Rights Certificate, in accordance with Section 25, a notice of such proposed action, which shall
                   ----------
specify the record date for, and the purposes of, such share dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Preferred Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty days prior to the record date for determining holders of Preferred Shares for purposes of such action, and in the case of any such other action, at least twenty days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Preferred Shares, whichever shall be earlier.

     (b)  In case any of the events set forth in Section 11(a)(ii) of this
                                                 -----------------
Agreement shall occur, then, in any such case; (i) the Company shall, as soon as practicable thereafter, give to each holder of a Rights Certificate, in accordance with Section 25 and to the extent feasible, a notice of the
                ----------
occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii); and (ii) all references
                                     -----------------
in the preceding paragraph to Preferred Shares shall be deemed to thereafter refer to Common Shares and/or other securities, as the case may be.

SECTION 25.    Notices.

     Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

               Garmin Ltd.
               Attn:  Co-Chief Executive Officer
               Queensgate House
               P.O. Box 30464SMB
               113 South Church Street, George Town,
               Grand Cayman, Cayman Islands
               (345) 946-5203

               With Copies to:
               Garmin International, Inc.
               Attn.:  President
               1200 East 151st Street
               Olathe, Kansas  66062

Subject to the provisions of Section 21, any notice or demand authorized by this
                             ----------
Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made upon receipt if sent by registered or certified mail, postage prepaid, return receipt requested addressed (until another address is filed in writing with the Company) as follows:

               UMB Bank, N.A., as Rights Agent
               Attn.:  Corporate Trust Department
               P.O. Box 417015
               Kansas City, Missouri  64141-7015

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the register of members of the Company.

SECTION 26.    Supplements and Amendments.

     Prior to the Distribution Date and subject to the penultimate sentence of this Section 26, the Company and the Rights Agent shall, if the Company so
     ----------
directs, supplement or amend any provision of this Agreement without the approval of any holders of Rights Certificates. From and after the Distribution Date and subject to the penultimate sentence of this Section 26, the Company and
                                                     ----------
the Rights Agent shall, if the Company so directs, supplement, amend, remove any provision of this Agreement without approval of any holders of Rights in order:
(i) to cure any ambiguity; (ii) to correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein;
(iii) to shorten or lengthen any time period hereunder (which lengthening or shortening, following the first occurrence of an event set forth in clauses (i) and (ii) of the first provision to Section 23(a) hereof, shall be effective only
                                   -------------
if approved by at least 70 percent of the then members of the Board); or (iv) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Rights Certificates (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person); provided, this Agreement
                                                      --------
may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, (A) a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable, or (B) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of Rights. Upon the delivery of a certificate from an appropriate officer of the Company and an opinion of counsel reasonably acceptable to the Rights Agent that state that the proposed supplement or amendment is in compliance with the terms of this Section 26, the
                                                                ----------
Rights Agent shall execute such supplement or amendment unless the Rights Agent shall have determined in good faith that such supplement or amendment would adversely affect its interests under this Agreement. Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made which changes the Redemption Price, the Final Expiration Date, the Purchase Price or the number of 1/1,000ths of Preferred Shares for which a Right is exercisable. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Shares of the Company.

SECTION 27.    Successors.

     All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

SECTION 28.    Determination and Actions by the Board of Directors, etc.

     For all purposes of this Agreement, any calculation of the number of Common Shares of the Company outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares of the Company of which any Person is the Beneficial Owner, shall be made in accordance with the provisions of Rule 13d-3(d)(l)(i) of the General Rules and Regulations under the Exchange Act. The Board of Directors of the Company shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement). All such actions, calculations, interpretations and determinations (including, for the purpose of clause (ii) below, all omissions with respect to the foregoing which are done or made by the Board) in good faith, shall (i) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights Certificates and all other parties, and (ii) not subject to the Board to any liability to the holders of the Rights Certificates.

SECTION 29.    Benefits of this Agreement.

     Nothing in this Agreement shall be construed to give any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates.

SECTION 30.    Severability.

     If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that
                                                --------  -------
notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors of the Company determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right or redemption set forth in Section 23 hereof shall be reinstated and
                                     ----------
shall not expire until the close of business on the tenth day following the date of such determination by the Board of Directors.

SECTION 31.    Governing Law.

     This Agreement, each Rights Certificate and each Right issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State, except for Sections 18, 19, 20 and 21 hereof and relating to
                              --------------------------
the rights, duties and obligations of the Rights Agent, which shall be governed by the laws of the State of Missouri without reference to its choice of law rules.

SECTION 32.    Counterparts.

     This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

SECTION 33.    Descriptive Headings.

     Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     IN WITNESS HEREOF, the parties hereto have caused this Agreement to be duly executed and attested all as of the day and year first above written.

                              GARMIN LTD.

Attest:


By:__________________________________     By:__________________________________
   Name:  Andrew R. Etkind                    Name:  Min H. Kao
   Title:  General Counsel and Secretary      Title:  Co-Chief Executive Officer


                              UMB BANK, N.A., AS RIGHTS AGENT

Attest:


By:__________________________________     By:__________________________________
   Name:_____________________________        Name:_____________________________
   Title:____________________________        Title:____________________________

                                                                       Exhibit A
                                    FORM OF

                                  RESOLUTIONS

                                       OF

                                  GARMIN LTD.

                           SERIES A PREFERRED SHARES

     RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Company in accordance with the provisions of the Memorandum of Association and Articles of Association, a series of Series A Preferred Shares of the Company be, and it hereby is created, and the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of such series, and the qualifications, limitations or restrictions thereof (in addition to the provisions set forth in the Memorandum of Association and Articles of Association, which are applicable to the Preferred Shares) are as follows:

     1.   Designation and Amount.  The shares of such series shall be designated
          ----------------------
as "Series A Preferred Shares" and the number of shares initially constituting
    -------------------------
such series shall be 100,000.

     2.   Dividends and Distributions.
          ---------------------------

          (A) Subject to any prior and superior rights of the holders of any series of Preferred Shares ranking prior and superior to the shares of Series A Preferred Shares with respect to dividends, the holders of shares of Series A Preferred Shares shall be entitled prior to the payment of any dividends on shares ranking junior to the Series A Preferred Shares to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend
   -------------------------------
Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Shares, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $10.00 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in Common Shares, par value $0.01 per share, of the Company (the "Common
                                                                          ------
Shares") or a subdivision of the outstanding Common Shares (by reclassification
------
or otherwise), declared on the Common Shares since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Shares. In the event the Company shall at any time after _____________, 2000 (the "Rights Declaration Date") (i) declare any
                                -----------------------
dividend on Common Shares payable in Common Shares, (ii) subdivide the outstanding Common Shares, or (iii) combine the outstanding Common Shares into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Preferred Shares were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of Common Shares that were outstanding immediately after such event and the denominator of which is the number of Common Shares outstanding immediately prior to such event. Such adjustment shall be made successively whenever such a dividend or change in the Common Shares is consummated.

          (B) The Company shall declare a dividend or distribution on the Series A Preferred Shares as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Shares (other than a dividend payable in Common Shares); provided, that in the event no dividend or
                                    --------
distribution shall have been declared on the Common Shares during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $10.00 per share on the Series A Preferred Shares shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

          (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Shares from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Preferred Shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Shares entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Shares in an amount less than the total amount of such dividends at the time accrued ant payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Shares entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

     3.   Voting Rights.  The holders of shares of Series A Preferred Shares
          -------------
shall have the following voting rights:

          (A) Subject to the provision for adjustment hereinafter set forth, each 1/1,000th share of Series A Preferred Shares shall entitle the holder thereof to one vote on all matters voted on at a meeting of the shareholders of the Company. In the event the Company shall at any time after the Rights Declaration Date (i) declare any dividend on Common Shares payable in Common Shares, or (ii) subdivide the outstanding Common Shares, or (iii) combine the outstanding Common Shares into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Preferred Shares were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that were outstanding immediately prior to such event. Such adjustment shall be made successively whenever such a dividend or change in the Common Shares is consummated.

          (B) Except as otherwise provided herein or by law, the holders of shares of Series A Preferred Shares and the holders of Common Shares shall vote together as one class on all matters voted on at a meeting of shareholders of the Company.

          (C) Except as set forth herein, holders of Series A Preferred Shares shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Shares as set forth herein) for taking any corporate action.

     4.   Certain Restrictions.
          --------------------

          (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Shares as provided in Section 2
                                                                      ---------
are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Shares outstanding shall have been paid in full, the Company shall not

          (i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any capital shares of the Company ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Shares;

          (ii) declare or pay dividends on or make any other distributions on any capital shares of the Company ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Shares, except dividends paid ratably on the Series A Preferred Shares and all such parity shares on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

          (iii) redeem or purchase or otherwise acquire for consideration shares of any capital shares of the Company ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Shares; provided that the Company may at any time redeem, purchase or otherwise acquire shares of any such parity shares in exchange for shares of any capital shares of the Company ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Shares; or

          (iv) purchase or otherwise acquire for consideration any shares of Series A Preferred Shares or any shares ranking on a parity with the Series A Preferred Shares, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

     (B) The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any capital shares of the Company unless the Company could, under paragraph (A) of this Section 4, purchase or otherwise
                                               ---------
acquire such shares at such time and in such manner.

     5.   Reacquired Shares. Any shares of Series A Preferred Shares purchased
          -----------------
or otherwise acquired by the Company in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued Preferred Shares and may be reissued as part of a new series of Preferred Shares to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

     6.   Liquidation, Dissolution or Winding Up.
          --------------------------------------

          (A) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, no distribution shall be made on any capital shares of the Company that rank junior (whether as to dividends or upon liquidation, dissolution or winding up) to Series A Preferred unless prior thereto the holders of Series A Preferred Shares shall have received an amount equal to 1,000 times the aggregate amount to be distributed per share to holders of the common shares.

          (B) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A liquidation preference and the liquidation preferences of all other series of preferred shares, if any, which rank on a parity with the Series A Preferred Shares, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences.

          (C) In the event the Company shall at any time after the Rights Declaration Date (i) declare any dividend on Common Shares payable in Common Shares, (ii) subdivide the outstanding Common Shares, or (iii) combine the outstanding Common Shares into a smaller number of shares, then in each such case the amount that the holders of the Series A Preferred Shares were entitled to receive upon liquidation, dissolution or winding up of the Company immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of Common Shares that were outstanding immediately after such event and the denominator of which is the number of Common Shares outstanding immediately prior to such event. Such adjustment shall be made successively whenever such a dividend or change in the Common Shares is consummated.

     7.   Merger, Consolidation, etc.  In case the Company shall enter into any
          --------------------------
merger, consolidation, combination or other transaction in which the Common Shares are exchanged for or changed into other shares or securities, cash and/or any other property, then in any such case each share of Series A Preferred Shares shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of shares, securities, cash and/or other property (payable in kind), as the case may be, into which or for which each share of Common Shares is changed or exchanged. In the event the Company shall at any time after the Rights Declaration Date (i) declare any dividend on Common Shares payable in Common Shares, (ii) subdivide the outstanding Common Shares, or (iii) combine the outstanding Common Shares into a smaller number of shares, then, in each such case, the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Shares shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that were outstanding immediately prior to such event.

     8.   No Redemption.  The Series A Preferred Shares shall not be redeemable.
          -------------

     9.   Ranking.  The Series A Preferred Shares shall rank on a parity with
          -------
all other series of the Company's Preferred Shares as to the payment of dividends and other distribution of assets, unless the terms of any such other series shall provide otherwise.

     10.  Amendment.  The powers, preferences, rights, qualifications,
          ---------
limitations and restrictions of the Series A Preferred Shares may not be materially altered or changed so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series A Preferred Shares, voting separately as a class.

     11.  Fractional Shares.  Series A Preferred Shares may be issued in
          -----------------
fractions of a share, which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Shares.

     AND BE IT FURTHER RESOLVED , that any documents heretofore executed or lawful actions heretofore taken by any of the officers of the Company in connection with the transactions herein described are hereby ratified, confirmed and approved in all respects.

                                                                       EXHIBIT B
                           FORM OF RIGHTS CERTIFICATE

Certificate No. A-                                          [___________] Rights

     NOT EXERCISABLE AFTER [_____________] OR EARLIER IF REDEEMED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $[__________________] PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS PRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN ASSOCIATE OR AFFILIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF THE RIGHTS AGREEMENT.]*


                              RIGHTS CERTIFICATE
                              ------------------

     This certifies that [________________________________________], or registered assigns is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement dated as of [________], 2000 (the "Rights Agreement") between Garmin Ltd., a Cayman Islands corporation (the
      ----------------
"Company"), and UMB Bank, N.A., a national banking association organized and
 -------
existing under the laws of the United States of America, as rights agent (the "Rights Agent"), to purchase from the Company at any time prior to 5:00 P.M.
 ------------
(New York, New York time) on [_______________] at the principal office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, 1/1,000ths of a fully paid nonassessable share of the Series A Preferred Shares (the "Preferred Shares"), of the Company, at a purchase price
                       ----------------
of $[_________] per 1/1,000ths of a share (the "Purchase Price"), upon
                                                --------------
presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per 1/1,000ths share set forth above, are the number and Purchase Price as of [_______________], 2000, based on the Preferred Shares of the Company as constituted at such date.

     Upon the occurrence of a transaction listed in Section 11(a)(ii) (a "Section 11(a)(ii) Event"), if the Rights evidenced by this Rights Certificate
 -----------------------
are beneficially owned by (i) an

_______________________
* The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who after such transfer, became an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

     As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Preferred Shares or other securities which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events.

     This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitation of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and are also available upon written request to the Rights Agent.

     This Rights Certificate, with or without other Rights Certificates, upon surrender at the office or offices the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of 1/1,000ths of a share of Preferred Shares as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

     Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its options at a redemption price of $0.01 per Right.

     No fractional shares of Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of 1/1,000ths of a share of Preferred Shares), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

     No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or, to receive notice of meetings or other action affecting shareholders

(except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Right evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

     This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

     WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of this [______] day of [________________], 2000.

[SEAL]                        GARMIN LTD.



                              By:______________________________________
                                 Title:  Co-Chief Executive Officer

ATTEST:


___________________________
Title:  Secretary

Countersigned:

[RIGHTS AGENT]

By:_____________________________
    Authorized Signature

                  [Form of Reverse Side of Rights Certificate]

                               FORM OF ASSIGNMENT
                               ------------------

     (To be executed by the registered holder if such holder desires to transfer the Rights Certificates.)

     FOR VALUE RECEIVED _____________________________ hereby sells, assigns and transfers unto_________________________________________________________________
_______________________________________________________________________________
               (Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ________________________ Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated:___________________________

                              __________________________________________
                              Signature

Signature Guaranteed:


                                  CERTIFICATE
                                  -----------

     The undersigned hereby certifies by checking the appropriate boxes that:

     (1) this Rights Certificate (TM) is (TM) is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

     (2) after due inquiry and to the best knowledge of the undersigned, the undersigned (TM) did (TM) did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:_________________________

                              _______________________________________
                              Signature

Signature Guaranteed:

                                     NOTICE
                                     ------

     The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

                          FORM OF ELECTION TO PURCHASE
                          ----------------------------

                       (To be executed if holder desires
                         to exercise Rights represented
                           by the Rights Certificate)

To:___________________________________

     The undersigned hereby irrevocably elects to exercise ______ Rights represented by this Rights Certificate to purchase the shares of Preferred Shares issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to:

Please insert social security
or other identifying number

_____________________________________________________________________________
                        (Please print name and address)

_____________________________________________________________________________

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number

______________________________________________________________________________
                        (Please print name and address)

______________________________________________________________________________
Dated:_______________________, _____

                              ____________________________________
                              Signature

Signature Guaranteed:

                                  CERTIFICATE
                                  -----------

     The undersigned hereby certifies by checking the appropriate boxes that:

     (1) the Rights evidenced by this Rights Certificate (TM) are (TM) are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

     (2) after due inquiry and to the best knowledge of the undersigned, the undersigned (TM) did (TM) did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:_______________, 2000

                              __________________________________________
                              Signature

Signature Guaranteed:


                                     NOTICE
                                     ------

     The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

                                                                       EXHIBIT C

                     DETAILED SUMMARY OF RIGHTS TO PURCHASE
                           SERIES A PREFERRED SHARES

          On ____________, 2000, the Board of Directors of Garmin Ltd. (the "Company") declared a dividend distribution of one Right for each outstanding share of the Company's Common Shares, $0.01 par value per share (the "Common Shares") of the Company to the shareholders of record on __________, 2000 (the "Record Date"). Each Right entitles the registered holder to purchase from the Company 1/1,000ths of a share of Series A Preferred Shares (the "Preferred Shares") or in some circumstances, Common Shares, other securities, cash or other assets as summarized below at a price of $_________ per share (the "Purchase Price"), (both shares and price are subject to adjustment as described below). The complete terms and conditions of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and UMB Bank, N.A., as rights agent, dated as of ____________, 2000, as may be amended from time to time. Capitalized terms not defined herein are defined in the Rights Agreement.

          Each share outstanding on the Record Date will receive one Right. Until the Distribution Date (or the earlier redemption or expiration of the Rights), Common Shares issued (whether newly issued or later issued) will have the Rights automatically attached.

          In the event that a Person or group of affiliated or associated persons (an "Acquiring Person") becomes the beneficial owner of or announces a tender or exchange offer for 15 percent or more of the outstanding Common Shares of the Company, proper provision shall be made so that each holder of a Right, other than of Rights that are or were beneficially owned by the Acquiring Person (which will thereafter be null and void), will thereafter have the right to receive upon exercise that number of shares of the Preferred Shares (or in certain circumstances, Common Shares or assets or other securities of the Company) having a market value of two times the exercise price of the Right. In the event that the Company were acquired in a merger or other business combination transaction (other than pursuant to a Permitted Offer) or more than 50 percent of the Company's (together with its subsidiaries) assets or earning power were sold, proper provision shall be made so that each holder of a Right, other than of Rights that are or were beneficially owned by an Acquiring Person (which will thereafter be null and void) shall thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of the highest priority voting securities of the acquiring company (or certain of its affiliates) that at the time of such transaction would have a market value of two times the exercise price of the Right. If the Rights are exercised to acquire the Preferred Shares, then the Rights will not be exercisable to acquire the securities of any Acquiring Person.

          Until ten calendar days following the earlier to occur of (unless extended by the Board of Directors and subject to the earlier redemption or expiration of the Rights): (i) the date of a public announcement that an Acquiring Person acquired, or obtained the right to acquire, beneficial ownership of 15 percent or more of the outstanding shares of the Common Shares of the Company, or (ii) the commencement or announcement of an intention to make a tender offer or exchange offer that would result in an Acquiring Person beneficially owning 15 percent or more of such outstanding Common Shares of the Company (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Company's Common Shares certificates outstanding as of the Record Date, by such Common Shares certificate. The certificates for Common Shares issued after the Record Date, but prior to the Distribution Date will have a notation referencing the Rights Agreement. The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Company's Common Shares, and until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any of the Company's Common Shares certificates outstanding as of the Record Date, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Rights Certificates") will be mailed to holders of record of the Company's Common Shares as of the close of business on the Distribution Date and such separate Rights Certificates alone will evidence the Rights.

          Permitted Offer is defined in the Rights Agreement as a tender offer that is for all outstanding Common Shares of the Company at a price and on terms determined to be adequate prior to the purchase of shares under such tender or exchange offer, by at least 70% of the members of the Board of Directors of the Company, taking into account all factors that such directors deem relevant including, without limitation, prices that could reasonably be achieved if the Company or its assets were sold on an orderly basis designed to realize maximum value and otherwise in the best interests of the Company and its shareholders (other than the Person or any Affiliate or Associate thereof for whose benefit the offer is being made).

          The Purchase Price payable, and the number of shares of Preferred Shares (or Common Shares, other securities, cash or other assets, as the case may be) issuable upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a shares dividend on, or a subdivision, combination or reclassification of the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for shares of the Preferred Shares or convertible securities at less than the current market price of the Preferred Shares or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends out of earnings or retained earnings or dividends payable in the Preferred Shares) or of subscription rights or warrants (other than those referred to above).

          With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1 percent in such Purchase Price. No fractional shares will be issued (other than fractional shares which are integral multiples of 1/1,000ths of a share of Preferred Shares) and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last Trading Date prior to the date of exercise.

          The Rights are not exercisable until the Distribution Date. The Rights will expire on _________, 2010, unless earlier redeemed by the Company as described below.

          At any time prior to 5:00 p.m. New York, New York time on the tenth calendar day after the first date after the public announcement that an Acquiring Person has acquired beneficial ownership of 15 percent or more of the outstanding shares of the Common Shares of the Company (the "Share Acquisition Date"), the Company may redeem the Rights in whole, but not in part, at a price of $0.01 per Right (the "Redemption Price"). Following the Share Acquisition

Date, but prior to an event listed in Section 13(a) of the Rights Agreement (i.e. a merger, consolidation or sale of more than 50 percent of the assets or earnings power of the Company and its subsidiaries), the Company may redeem the Rights in connection with any event specified in Section 13(a) in which all shareholders are treated alike and which does not include the Acquiring Person or its Affiliates or Associates. In addition, the Company's right of redemption may be reinstated following an inadvertent trigger of the Rights (as determined by the Board) if an Acquiring Person reduces its beneficial ownership to 10 percent or less of the outstanding Common Shares of the Company in a transaction or series of transactions not involving the Company. Immediately upon the action of the Board of Directors of the Company electing to redeem the Rights, the Company shall make announcement thereof, and upon such election, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

          Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to shareholders of the Company, shareholders may, depending on the circumstances, recognize taxable income in the event that the Rights become exercisable for the Preferred Shares (or other securities, as the case may be) of the Company.

          Prior to the Distribution Date the Company may amend or supplement any provision of the Rights Agreement without the consent of the holders of the Rights. Following the Distribution Date, the Company may amend the provisions of the Rights Agreement in order to cure any ambiguity, to correct any defect or inconsistency, to make changes deemed necessary or desirable so long as such changes do not adversely affect the interests of the holders of the Rights (excluding the interests of any Acquiring Person and its affiliates and associates). In either case, however, the Company may not amend or supplement the Rights Agreement to change or supplement the Redemption Price, Final Expiration Date, the Purchase Price or the number of 1/1,000ths of a share of Preferred Shares for which a Right is exercisable.

          The Rights may have the effect of impeding a change in control of the Company without the prior consent of the Company's Board of Directors, and the Rights could cause substantial dilution to a person that attempts to acquire the Company without conditioning the offer on redemption of the Rights by the Company's Board of Directors or on the acquisition by such person of a substantial number of Rights.

          A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form S-1 dated _________, 2000. A copy of the Rights Agreement is available free of charge from the Company by written request to Garmin Ltd., c/o Garmin International, Inc., 1200 E. 151st Street, Olathe, Kansas 66062. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference. In the event of a conflict between this summary and the Rights Agreement, the Rights Agreement will prevail.

                                      3